                                                            [First BanCorp Logo]
                                                           ANNIE ASTOR-CARBONELL
                                                 SENIOR EXECUTIVE VICE PRESIDENT
                                                     AND CHIEF FINANCIAL OFFICER
                                                                  (787) 729-8088
                                                     ANNIE.ASTOR@FIRSTBANKPR.COM


                         FIRST BANCORP REPORTS EARNINGS
                                 INCREASE OF 42%


         SAN JUAN, PUERTO RICO, APRIL 15, 2003--FIRST BANCORP (NYSE:FBP), THE SECOND LARGEST PUERTO RICO FINANCIAL HOLDING COMPANY WITH DIVERSIFIED BANKING OPERATIONS IN PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, REPORTED TODAY RECORD EARNINGS FOR THE QUARTER ENDED MARCH 31, 2003.

         NET INCOME WAS $36,428,296 OR $0.74 PER SHARE BASIC AND $0.73 PER SHARE DILUTED, FOR THE FIRST QUARTER OF 2003, AS COMPARED TO EARNINGS OF $25,649,518 OR $0.49 PER SHARE BASIC AND DILUTED FOR THE FIRST QUARTER OF 2002. THESE RESULTS REPRESENT AN EARNINGS INCREASE OF 42% FOR THIS QUARTER. RETURN ON ASSETS
(ROA) AND RETURN ON COMMON EQUITY (ROE) WERE 1.56% AND 26.24% RESPECTIVELY, FOR THE QUARTER, AS COMPARED TO 1.24% AND 22.31% RESPECTIVELY, FOR THE SAME QUARTER OF 2002. BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES WERE 39,954,827 AND 40,728,052, RESPECTIVELY.

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FIRST BANCORP REPORTS EARNINGS INCREASE OF 42%                           PAGE  2

         COMMENTING ON THESE FIRST QUARTER 2003 RESULTS, MR. ANGEL ALVAREZ-PEREZ, CHAIRMAN, PRESIDENT, AND CEO OF FIRST BANCORP SAID, "THIS HAS BEEN A VERY GOOD QUARTER OVERALL. WE TOOK ADVANTAGE OF AN UNUSUAL OPPORTUNITY IN THE FINANCIAL MARKETS, TO SELL APPROXIMATELY $700 MILLION IN MORTGAGE BACKED SECURITIES, AS PART OF OUR MANAGEMENT OF THE INVESTMENT PORTFOLIO. THIS TRANSACTION HAS RESULTED IN ADDITIONAL INCOME DURING THE QUARTER. ON THE ASSET QUALITY SIDE, OUR NON-PERFORMING LOANS AND CHARGE OFFS DECREASED FROM THE PREVIOUS QUARTER, WHICH IS REMARKABLE, WHEN CONSIDERING RECENT GLOBAL DEVELOPMENTS. OUR CORE LENDING OPERATIONS, CONTINUED TO GROW, SPECIALLY, COMMERCIAL, AUTO, AND RESIDENTIAL MORTGAGE LENDING."

         NET INTEREST INCOME, THE CORPORATION'S MAIN SOURCE OF INCOME, INCREASED BY $3.1 MILLION FROM $69.3 MILLION DURING THE FIRST QUARTER OF 2002 TO $72.4 MILLION DURING THE FIRST QUARTER OF 2003, NOTWITHSTANDING THE SALE OF A PORTION OF THE INVESTMENT PORTFOLIO DURING MARCH. THIS INCREASE IS MOSTLY ATTRIBUTABLE TO AN INCREASE IN AVERAGE EARNING ASSETS OF $954.6 MILLION SINCE

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FIRST BANCORP REPORTS EARNINGS INCREASE OF 42%                           PAGE  3

MARCH OF 2002. NET INTEREST MARGIN ON A TAX EQUIVALENT BASIS WAS 3.68% FOR THE QUARTER ENDED MARCH 2003, AS COMPARED TO 4.15% FOR THE QUARTER ENDED MARCH 2002 AND 3.10% FOR THE QUARTER ENDED DECEMBER 2002.

         OTHER INCOME AMOUNTED TO $26.2 MILLION FOR THE FIRST QUARTER OF 2003, AS COMPARED TO $12.5 MILLION FOR THE FIRST QUARTER OF 2002. OTHER INCOME INCLUDED A NET GAIN ON SALE OF INVESTMENTS OF $13.7 MILLION. THE CORPORATION DECIDED TO SELL A $700 MILLION OF ITS $2.5 BILLION MORTGAGE BACKED SECURITIES PORTFOLIO, TO TAKE ADVANTAGE OF AN EXTRAORDINARY MARKET OPPORTUNITY, WHICH AROSE WHEN THE 10 YEAR TREASURY NOTES RATE REACHED 3.56%. THE PROCEEDS WILL BE MAINTAINED IN SHORT TERM AGENCY DISCOUNT NOTES, AWAITING AN OPPORTUNITY TO REENTER THE LONGER TERM INVESTMENT MARKET. INTEREST INCOME WILL DECREASE TEMPORARILY DURING THIS WAITING PERIOD. OTHER INCOME, EXCLUDING THE GAINS ON SALES OF INVESTMENTS FOR BOTH PERIODS, WAS $12.5 MILLION FOR THE MARCH 2003 QUARTER, AS COMPARED TO $11.7 MILLION FOR THE MARCH 2002 QUARTER.

         THE EFFICIENCY RATIO WAS 40.03% AND 38.95% FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002 RESPECTIVELY, ONE OF

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FIRST  BANCORP  REPORTS  EARNINGS INCREASE OF 42%                         PAGE 4

THE BEST IN THE INDUSTRY. AN INCREASE IN EXPENSES OF $7.6 MILLION IS MAINLY ATTRIBUTABLE TO $6.0 MILLION QUARTERLY EXPENSES OF THE FORMER CHASE VIRGIN ISLANDS OPERATIONS ACQUIRED DURING OCTOBER 2002.

         TOTAL ASSETS WERE $9,767 MILLION AS OF MARCH 31, 2003, AS COMPARED TO $8,515 MILLION AS OF MARCH 31, 2002 AND $9,644 MILLION AS OF DECEMBER 31, 2002. LOANS RECEIVABLE INCREASED BY 34.9% TO $5,933 MILLION, AS COMPARED TO $4,398 MILLION AS OF MARCH 31, 2002. THE LARGEST LOAN VOLUME INCREASES WERE ACHIEVED IN THE COMMERCIAL AND REAL ESTATE PORTFOLIOS.

         NON-PERFORMING LOANS AS OF MARCH 31, 2003 WERE $87.7 MILLION (1.48% OF TOTAL LOANS), AS COMPARED TO $71.2 MILLION (1.62% OF TOTAL LOANS) AND $91.8 MILLION (1.63% OF TOTAL LOANS) AS OF MARCH 31, 2002 AND DECEMBER 31, 2002, RESPECTIVELY. NON-PERFORMING LOANS, WHEN COMPARED TO THE MOST RECENT PREVIOUS QUARTER, DECREASED BOTH IN DOLLAR AMOUNT AND AS A PERCENT OF THE PORTFOLIO. THE INCREASE IN DOLLAR AMOUNT, WHEN COMPARED TO THE MARCH 2002 FIGURE, IS COMPOSED MOSTLY OF SECURED REAL ESTATE LOANS, AND IS DUE TO: GENERAL GROWTH OF THE PORTFOLIOS, THE ACQUISITION OF CHASE'S VIRGIN ISLANDS OPERATIONS,

FIRST BANCORP REPORTS EARNINGS INCREASE OF 42%                            PAGE 5

AND A RESIDENTIAL FINISHED HOMES LOAN PROJECT, WHICH WAS INCLUDED IN NON-ACCRUAL DURING SEPTEMBER 2002 WITH AN $11.2 MILLION BALANCE. SUCH LOAN NOW HAS A $6.4 MILLION BALANCE, SINCE 60% OF THE HOMES HAVE BEEN SOLD AND 18% ARE OPTIONED.

         THE ALLOWANCE FOR LOAN LOSSES TO NON-PERFORMING LOANS (RESERVE COVERAGE) WAS 134.4% AS OF MARCH 31, 2003, COMPARED TO 139.7% AS OF MARCH 31, 2002 AND 121.9%, AS OF DECEMBER 31, 2002. THE IMPROVEMENT IN THE MOST RECENT QUARTER IS DUE TO THE COMBINED EFFECT OF A REDUCTION OF $4.0 MILLION IN THE NON-PERFORMING LOANS FOR THE QUARTER AND THE INCREASE FOR THE QUARTER OF $6.0 MILLION IN THE ALLOWANCE FOR LOAN LOSSES. THE ALLOWANCE INCREASE IS RELATED TO THE $295 MILLION INCREASE IN THE CORPORATION'S LOAN PORTFOLIO DURING THIS QUARTER. NET CHARGE OFFS WERE $10.6 MILLION (.74% OF AVERAGE LOANS) AS COMPARED TO $11.4 MILLION (1.05% OF AVERAGE LOANS) DURING THE FIRST QUARTER OF 2002, AND $10.1 MILLION (.74% OF AVERAGE LOANS) DURING THE LAST QUARTER OF 2002. CHARGE OFFS HAVE REMAINED VERY STABLE IN SPITE OF UNCERTAIN ECONOMIC CONDITIONS, DUE TO THE CORPORATION'S CONSERVATIVE UNDERWRITING POLICIES.

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FIRST BANCORP REPORTS EARNINGS INCREASE OF 42%                           PAGE  6

         FIRST BANCORP IS A $9.8 BILLION WELL-CAPITALIZED FINANCIAL HOLDING COMPANY. IT IS THE PARENT COMPANY OF FIRSTBANK PUERTO RICO, WHICH IS THE SECOND LARGEST COMMERCIAL BANK IN PUERTO RICO AND VIRGIN ISLANDS AND OF FIRSTBANK INSURANCE AGENCY. BOTH, FIRST BANCORP AND FIRSTBANK PUERTO RICO, OPERATE WITHIN US BANKING LAWS AND REGULATIONS. THE BANK OPERATES A TOTAL OF 93 FINANCIAL SERVICE FACILITIES THROUGHOUT PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, INCLUDING THE OPERATIONS OF ITS SUBSIDIARIES MONEY EXPRESS, A FINANCE COMPANY, FIRST LEASING AND CAR RENTAL, A CAR AND TRUCK RENTAL LEASING COMPANY IN PUERTO RICO, FIRSTBANK INSURANCE VI, AND FIRST TRADE, INC. IN THE US AND BRITISH VIRGIN ISLANDS.

         THE CORPORATION'S COMMON AND PREFERRED SHARES TRADE ON THE NEW YORK STOCK EXCHANGE, UNDER THE SYMBOLS FBP, FBPPRA, FBPPRB, FBPPRC, AND FBPPRD.

         THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING STATEMENTS" CONCERNING THE CORPORATION'S ECONOMIC FUTURE PERFORMANCE. THE WORDS OR PHRASES "EXPECT", "ANTICIPATE", "LOOK FORWARD", "SHOULD", AND SIMILAR EXPRESSIONS ARE MEANT TO

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FIRST BANCORP REPORTS EARNINGS INCREASE OF 42%                            PAGE 7

IDENTIFY  "FORWARD-LOOKING   STATEMENTS"  WITHIN  THE  MEANING  OF  THE  PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995.

         THE CORPORATION WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH "FORWARD-LOOKING STATEMENTS", WHICH SPEAK ONLY AS OF THE DATE MADE AND TO ADVISE READERS THAT VARIOUS FACTORS, INCLUDING REGIONAL AND NATIONAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, COMPETITIVE AND REGULATORY FACTORS AND LEGISLATIVE CHANGES, COULD AFFECT THE CORPORATION'S FINANCIAL PERFORMANCE AND COULD CAUSE THE CORPORATION'S ACTUAL RESULTS FOR FUTURE PERIODS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED.

         THE CORPORATION DOES NOT UNDERTAKE, AND SPECIFICALLY DISCLAIMS ANY OBLIGATION, TO UPDATE ANY "FORWARD-LOOKING STATEMENTS" TO REFLECT OCCURRENCES OR UNANTICIPATED EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS.

                                  FIRST BANCORP
                                FINANCIAL SUMMARY

                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE RESULTS)

SELECTED INCOME STATEMENT DATA:

                                                          Three Months Ended           Three Months Ended
                                                               March 31,                  December 31,
                                                     -----------------------------     ------------------
                                                        2003               2002               2002
                                                     ----------         ----------     ------------------
Interest Income                                      $  132,919         $  136,716         $   137,364
                                                     ----------         ----------         -----------
Interest Expense                                         60,482             67,445              68,646
                                                     ----------         ----------         -----------
Net Interest Income                                      72,437             69,271              68,717
                                                     ----------         ----------         -----------
Provision for Loan Losses                                16,564             19,800              14,001
                                                     ----------         ----------         -----------
Gain on Sale of Investments-net                          13,686                828               3,899
                                                     ----------         ----------         -----------
Other Income                                             12,486             11,663              12,141
                                                     ----------         ----------         -----------
Operating Expenses                                       39,471             31,849              36,392
                                                     ----------         ----------         -----------
Income Taxes                                              6,146              4,463               6,394
                                                     ----------         ----------         -----------
Net Income                                           $   36,428         $   25,650         $    27,971
                                                     ----------         ----------         -----------
Net Income Applicable to Common Stock                $   29,677         $   19,496         $    21,220
                                                     ----------         ----------         -----------

Net Income Per Share (Basic)                         $     0.74             $.0.49         $      0.53
                                                     ----------         ----------         -----------
Net Income Per Share (Diluted)                       $     0.73             $.0.49         $      0.52
                                                     ----------         ----------         -----------

SELECTED PERFORMANCE RATIOS:

              Net Interest Yield (1)                       3.68%              4.15%               3.10%
                                                     ----------         ----------         -----------
              Return on Assets                             1.56%              1.24%               1.16%
                                                     ----------         ----------         -----------
              Return on Equity                            17.92%             15.17%              14.66%
                                                     ----------         ----------         -----------
              Return on Common Equity                     26.24%             22.31%              21.08%
                                                     ----------         ----------         -----------
              Net Write offs to Average Loans              0.74%              1.05%               0.74%
                                                     ----------         ----------         -----------
              Efficiency Ratio                            40.03%             38.95%              42.94%
                                                     ----------         ----------         -----------

AVERAGE BALANCES:

              Assets                                 $9,361,776         $8,296,006         $ 9,681,233
                                                     ----------         ----------         -----------
              Earnings Assets                         9,012,455          8,057,886           9,391,837
                                                     ----------         ----------         -----------
              Loans                                   5,730,909          4,352,537           5,423,346
                                                     ----------         ----------         -----------
              Deposits                                5,356,261          4,340,110           5,323,973
                                                     ----------         ----------         -----------
              Interest-bearing liabilities            7,979,841          7,309,912           8,375,600
                                                     ----------         ----------         -----------
              Stockholders Equity                       812,917            676,273             763,219
                                                     ----------         ----------         -----------
              Common Stockholders Equity                452,417            349,551             402,719
                                                     ----------         ----------         -----------


OTHER INCOME BY MAIN CATEGORIES:

              Service charges on deposits            $    2,575         $    2,478         $     2,251
                                                     ----------         ----------         -----------
              Other fees on loans                         5,006              5,263               6,015
                                                     ----------         ----------         -----------
              Mortgage Banking Activities                   359                482                 369
                                                     ----------         ----------         -----------
              Rental Income                                 485                551                 554
                                                     ----------         ----------         -----------
              Derivative Income (loss)                      564                 --                (600)
                                                     ----------         ----------         -----------
              Others                                      3,497              2,889               3,552
                                                     ----------         ----------         -----------

OPERATING EXPENSES BY MAIN CATEGORIES:

              Personnel                              $   18,210         $   14,380         $    16,297
                                                     ----------         ----------         -----------
              Occupancy and Equipment                     8,884              6,827               8,290
                                                     ----------         ----------         -----------
              Business Promotion                          2,717              2,643               1,795
                                                     ----------         ----------         -----------
              Taxes and Insurance                         2,685              2,280               2,555
                                                     ----------         ----------         -----------
              Other                                       6,975              5,718               7,455
                                                     ----------         ----------         -----------

SELECTED STATEMENT OF CONDITION DATA:

                                               At March 31, 2003         At March 31, 2002            At December 31, 2002
                                               -----------------         -----------------            --------------------
Total Assets:
          Total Assets                            $9,767,345                 $8,515,026                    $9,643,852
                                                  ----------                 ----------                    ----------
          Loans Receivable                         5,932,770                  4,398,184                     5,637,851
                                                  ----------                 ----------                    ----------
          Total Investments                        3,075,234                  3,935,438                     3,728,669
                                                  ----------                 ----------                    ----------
          Cash                                        76,752                     51,151                       108,306
                                                  ----------                 ----------                    ----------

Loans Receivable by Main Categories:
          Commercial Loans                        $2,540,348                 $2,177,786                    $2,491,358
                                                  ----------                 ----------                    ----------
          Finance Leases                             148,374                    134,070                       143,412
                                                  ----------                 ----------                    ----------
          Consumer Loans                           1,168,451                  1,016,034                     1,149,014
                                                  ----------                 ----------                    ----------
          Residential Loans                        2,075,597                  1,070,294                     1,854,068
                                                  ----------                 ----------                    ----------

Total Liabilities:
          Deposits                                $5,326,771                 $4,488,600                    $5,482,918
                                                  ----------                 ----------                    ----------
          Securities Sold Under Agreements
            to Repurchase                          2,788,463                  2,807,659                     2,793,540
                                                  ----------                 ----------                    ----------
          Other Borrowings                           705,816                    407,362                       455,815
                                                  ----------                 ----------                    ----------
          Stockholders Equity                        829,434                    693,720                       798,424
                                                  ----------                 ----------                    ----------
          Book value per common share             $    11.74                 $    12.54                    $    10.96
                                                  ----------                 ----------                    ----------


                                               At March 31, 2003         At March 31, 2002            At December 31, 2002
                                               -----------------         -----------------            --------------------
Credit Quality Data:

          Non-performing Assets                      $   99,750              $   77,660                    $   104,675
                                                     ----------              ----------                    -----------
          Non-performing Loans                           87,743                  71,202                         91,765
                                                     ----------              ----------                    -----------
          Past Due Loans                                 25,185                  26,121                         24,435
                                                     ----------              ----------                    -----------
          Allowance for Loan Losses                     117,887                  99,467                        111,911
                                                     ----------              ----------                    -----------

          Non-performing Assets to Total Assets            1.02%                   0.91%                          1.09%
                                                     ----------              ----------                    -----------
          Non-performing Loans to Total Loans              1.48%                   1.62%                          1.63%
                                                     ----------              ----------                    -----------
          Allowance to Non-Performing Loans              134.35%                 139.70%                        121.95%
                                                     ----------              ----------                    -----------

(1)  On a taxable equivalent basis.